Acquisition of Zopim Technologies	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisition of Zopim Technologies

Note 3. Acquisition of Zopim Technologies

On March 21, 2014, we completed the acquisition of Zopim Technologies Pte Ltd., or Zopim, a software development company that provides a SaaS live chat service. During the three months ended December 31, 2014, we finalized our purchase accounting after adjustments were made to the preliminary purchase price allocation. The total adjusted acquisition date fair value of consideration transferred was $15.8 million ($4.9 million of cash and $10.9 million of our common stock), which included $1.1 million of cash and $2.4 million of common stock consideration held back between 12 and 18 months as partial security for standard indemnification obligations. The total adjusted purchase price was allocated to assets acquired and liabilities assumed as set forth below (in thousands). The excess of the purchase price over the net assets acquired was recorded as goodwill. Goodwill generated from the acquisition is attributable to expected synergies from future growth and potential future monetization opportunities, and is not deductible for tax purpose.

Net tangible liabilities assumed	$(385)
Intangible assets	6,560
Goodwill	9,594

Total purchase price	$15,769

In connection with the acquisition, we also established a retention plan pursuant to which we issued RSUs for 0.9 million shares of our common stock, which vest in three annual installments from the date of acquisition. In addition, we agreed to pay cash in an aggregate amount of $3.0 million in two annual installments from the date of acquisition to Zopim employees in connection with their continued employment, which is recorded as compensation expense over the associated service periods of such employees.

Pro forma revenue and results of operations have not been presented because the historical results of Zopim were not material to our consolidated financial statements in any period presented.